UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2021

Whole Earth Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38880	38-4101973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

125 S. Wacker Drive

Suite 3150
Chicago, IL 60606

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (312) 840-60008

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	FREE	The NASDAQ Stock Market LLC
Warrants to purchase one-half of one share of common stock	FREEW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modifications to Rights of Security Holders.

The information set forth in Item 5.03 below is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective on June 30, 2021, the Board of Directors of Whole Earth Brands, Inc. (the “Company”) adopted and approved an amendment to Article III of the Company’s bylaws (the “Bylaw Amendment”), causing Section 3.6(b) thereof to read as follows:

“(b)   Subject to applicable law, any director or the entire Board of Directors may be removed, with or without cause, by affirmative vote of the holders of a majority of the shares of capital stock of the Corporation then entitled to vote at an election of directors, voting together as a single class.”

The previous provision provided that directors could only be removed for cause and by the affirmative vote of holders of 66 2/3% of the voting power of the then-issued and outstanding capital stock of the Company entitled to vote in the election of directors, voting together as a single class. The foregoing description of the Company’s amended bylaws, as amended by the amendment of Article III, Section 3.6(b) thereto (the “Amended Bylaws”), is not complete and is qualified in its entirety by reference to the full text of the Amended Bylaws, which is filed herewith as Exhibit 3.1 and incorporated herein by reference.

The Board of Directors of the Company adopted and approved an analogous amendment to the Company’s Certificate of Incorporation to be submitted for shareholder approval and adoption at the 2021 Annual Meeting (defined below) described under Item 8.01. The Bylaw Amendment is effective immediately.

Item 8.01.	Other Events.

As previously disclosed, the Company postponed its previously scheduled annual meeting. The Board of Directors of the Company currently intends to hold its 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) on October 12, 2021 at a time and location determined and to be specified in the Company’s definitive proxy statement related to the 2021 Annual Meeting. The record date for the 2021 Annual Meeting is August 13, 2021.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
3.1	Bylaws of Whole Earth Brands, Inc. (as amended through June 30, 2021).
104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whole Earth Brands, Inc.

Dated: July 1, 2021	By:	/s/ Andrew Rusie
	Name:	Andrew Rusie
	Title:	Chief Financial Officer